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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 30, 2004


                             THE UNIMARK GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)


        0-26096                                           75-2436543
(Commission File Number)                      (IRS Employer Identification No.)

                                  UNIMARK HOUSE
                                124 MCMAKIN ROAD
                            BARTONVILLE, TEXAS 76226
               (Address of Principal Executive Offices)(Zip Code)

        Registrant's Telephone Number, Including Area Code (817) 491-2992

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  )    Written communication pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

(  )    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17CFR 240.14a-12)

(  )    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

(  )    Pre-commencement communications pursuant to Rule 13e-49(c) under the
        Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On October 1, 2004, The UniMark Group, Inc. (the "Company") issued a press release announcing that Federico Chavez Peon, Luis A. Chico Pardo, Manuel Morales Camporredondo, C. Jackson Pfeffer, Eduardo Beruff and R. Arturo Herrera Barre have resigned from the Company's Board of Directors. The Company also announced the appointment of Robert Bobb and Joe McInerney as members of its Board. Mr. Bobb was named as Chairman of Company's Board of Directors. Jakes Jordaan, the Company's Chairman, President and Chief Executive Officer continued as a director, President and Chief Executive Officer of the Company.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

      Exhibit
      Number      Description
      -------     -----------
      99.1        Resignation of Federico Chavez Peon, Luis A. Chico Pardo,
                  Manuel Morales Camporredondo, C. Jackson Pfeffer, Eduardo
                  Beruff and R. Arturo Herrera Barre

      99.2        The UniMark Group, Inc. press release, dated October 1, 2004



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                THE UNIMARK GROUP, INC.
                                                --------------------------
                                                       (Registrant)


Date:  October 4, 2004                          /s/  David E. Ziegler
                                                --------------------------
                                                David E. Ziegler
                                                Chief Financial Officer


                                INDEX TO EXHIBITS

Exhibit
Number           Description
-------          -----------
99.1             Resignations of Federico Chavez Peon, Luis A. Chico Pardo,
                 Manuel Morales Camporredondo C. Jackson Pfeffer, Eduardo
                 Beruff and R. Arturo Herrera Barre

99.2             The UniMark Group, Inc. press release, dated October 1, 2004